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               SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.   20549

                         FORM 8-K

           Current Report Under Section 13 or 15(d) of
              The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                           May 10, 1996

              Commission File Number:  33-15370-D


                  CUSA Technologies, Inc.
___________________________________________________________
 (Exact name of the small business as specified in charter)

     Nevada                                 87-0439511
______________________             _________________________
State of Incorporation             IRS Identification Number

   986 West Atherton Drive, Salt Lake City, Utah 84123
___________________________________________________________
      (Address of principle executive offices)

                     (801) 263-1840
         __________________________________________
         (Telephone of issuer including area code)


Page 1 of __ consecutively numbered pages, including exhibits.
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_________________________________________________________

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
_________________________________________________________

Effective May 10, 1996, on the recommendation of the Audit Committee of CUSA Technologies, Inc. (the "Registrant"), the Registrant simultaneously dismissed its auditors, Grant Thornton LLP and appointed KPMG Peat Marwick LLPto be its auditors for the fiscal year ending June 30, 1996.

The appointment of KPMG Peat Marwick LLP represents a change of auditors from Grant Thornton LLP, whose dismissal was approved by the board. The report of Grant Thornton LLP on the Registrant's financial statements as of June 30, 1995, and the year then ended did not contain an adverse opinion, or a disclaimer of opinion, nor was their report qualified or modified as to uncertainty, audit scope, or accounting principles. During the past fiscal year and the interim period preceding the dismissal of Grant Thornton LLP, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the most recent fiscal year and the subsequent interim period preceding Grant Thornton LLP's dismissal, the Registrant was not advised by Grant Thornton LLP that internal controls necessary for the Registrant to develop reliable financial statements did not exist nor that information came to its attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management. The Registrant has not been advised by Grant Thornton LLP of the need to expand significantly the scope of the Registrant's audit, nor has the Registrant been advised that during the most recent fiscal year and the subsequent interim period preceding its dismissal, information has come to the attention of Grant Thornton LLP that on further investigation may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause Grant Thornton LLP to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.


	The Registrant has provided the former accountant, Grant Thornton LLP, with a copy of the foregoing disclosures.  A letter, addressed to the Commission, by the former accountants stating that it agrees with the above statements made by the Registrant is attached hereto as an exhibit.

	No consultations occurred between the Registrant and KPMG Peat Marwick LLP during the most recent fiscal year and any subsequent interim period prior to KPMG Peat Marwick LLP's appointment regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion, or other information considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue.
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_______________________________________________________

      ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

_______________________________________________________

Exhibits

	The following exhibits are included as part of this report:

		SEC
Exhibit	 Reference
Number	 	Number	      Title of Document
______   ______    _________________________________
16.01	     16        Letter from Grant Thornton LLP


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_____________________________________________________

                 SIGNATURES

_____________________________________________________

	Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 16, 1996

CUSA TECHNOLOGIES, INC.



By: /s/ D. Jeff Peck
   ----------------------------------
    D. Jeff Peck, Chief Financial Officer

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